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Exhibit 99.12

VARSITY BRANDS, INC. (as successor to Riddell Sports Inc.)
as Issuer

The Parties Listed
on Schedule I hereto
as Guarantors
10 1/2% SENIOR NOTES DUE 2007

FIRST SUPPLEMENTAL INDENTURE
Dated as of September 10, 2003

HSBC BANK USA (formerly known as Marine Midland Bank)
as Trustee

        FIRST SUPPLEMENTAL INDENTURE dated as of September 10, 2003, (the "Supplemental Indenture") among VARSITY BRANDS, INC. (as successor to Riddell Sports Inc.), a Delaware corporation (the "Issuer"), the domestic subsidiaries of the Issuer listed on Schedule I attached hereto, as Guarantors (the "Guarantors") and HSBC BANK USA (formerly known as Marine Midland Bank), as trustee (the "Trustee"), to the indenture, dated as of June 19, 1997 among the Issuer, the Guarantors and the Trustee (the "Indenture").

W I T N E S S E T H:

        WHEREAS, the Issuer, the Guarantors and the Trustee have heretofore executed and delivered the Indenture providing for the issuance of 10 1/2% Senior Notes due 2007 (the "Notes") of the Issuer;

        WHEREAS, there is currently outstanding under the Indenture $66,035,000 in aggregate principal amount of the Notes;

        WHEREAS, Section 9.02 of the Indenture provides that the Issuer and the Trustee may, with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class, (i) enter into a supplemental indenture for the purpose of amending the Indenture or (ii) waive compliance with any provision of the Indenture with the consent of the Holders of a majority in principal amount of the Notes (including Additional Senior Notes, if any) then outstanding voting as a single class;

        WHEREAS, the Issuer has offered to purchase all of the outstanding Notes upon the terms and subject to the conditions set forth in the Offer to Purchase and Solicitation Statement dated August 12, 2003, and the accompanying Letter of Transmittal, as the same may be further amended, supplemented or modified (the "Offer");

        WHEREAS, the Offer is conditioned upon, among other things, the proposed amendments and waivers (the "Proposed Amendments") to the Indenture set forth herein having been approved by the holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (and a supplemental indenture in respect thereof having been executed and delivered), with the operativeness of such Proposed Amendments with respect to the Notes being subject to the acceptance by the Issuer of such Notes tendered pursuant to the Offer;

        WHEREAS, the Issuer has received and delivered to the Trustee the Consents (as defined in the Offer) to effect the Proposed Amendments under the Indenture;

        WHEREAS, the Issuer has been authorized by a resolution of its Board of Directors to enter into this Supplemental Indenture; and

        WHEREAS, all other acts and proceedings required by law, by the Indenture, by the certificate of formation and limited liability company agreement of the Issuer and the certificate of incorporation and by-laws of the Issuer, to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer, the Guarantors and the Trustee hereby agree as follows:

        Section 1.    Deletion of Certain Provisions

        Pursuant to the terms of the Offer and the consent of Holders representing at least a majority in principal amount of the Notes then outstanding voting as a single class, the Indenture is hereby amended to delete the following sections in their entirety and, in the case of each such section, insert in lieu thereof the phrase "Intentionally Omitted", and any and all references to such sections, any and all obligations thereunder and any default, event of default or other consequence under the Indenture of failing to comply solely to the following sections are hereby deleted throughout the Indenture, and such sections and references shall be of no further force or effect.

  •
  Section 4.07 (Restricted Payments);

  •
  Section 4.08 (Dividend and Other Payment Restrictions Affection Subsidiaries);

  •
  Section 4.09 (Incurrence of Indebtedness and Issuance of Preferred Stock);

  •
  Section 4.10 (Asset Sales);

  •
  Section 4.11 (Transactions with Affiliates);

  •
  Section 4.12 (Liens);

  •
  Section 4.13 (Line of Business);

  •
  Section 4.15 (Offer to Repurchase Upon Change of Control);

  •
  Section 4.16 (Limitation on Issuances and Sales of Capital Stock of Wholly Owned Restricted Subsidiaries);

  •
  Section 5.01(iii) (Merger, Consolidation, or Sale of Assets);

  •
  Section 5.01(iv) (Merger, Consolidation, or Sale of Assets);

  •
  Section 5.02 (Successor Corporation Substituted);

  •
  Section 6.01(c) (Events of Default);

  •
  Section 6.01(d) (Events of Default);

  •
  Section 6.01(e) (Events of Default);

  •
  Section 6.01(f) (Events of Default);

  •
  Section 6.01(g) (Events of Default);

  •
  Section 6.01(h) (Events of Default); and

  •
  Section 6.01(i) (Events of Default) (collectively, the "Amended Sections").

        Section 2.    Addition of Certain Provisions

        New Section 8.08 and Section 8.09 shall be added as follows:

  Section 8.08 Satisfaction and Discharge

        This Indenture will be discharged and will cease to be of further effect as to all Senior Notes issued hereunder, when:

        (a)   either:

    (i)
    all Senior Notes that have been authenticated (except lost, stolen or destroyed Senior Notes that have been replaced or paid and Senior Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or

    (ii)
    all Senior Notes that have not been delivered to the Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Notes not delivered to the Trustee for cancellation from principal, premium, if any, and accrued interest to the date of maturity or redemption;

        (b)   the Company has paid or caused to be paid all sums payable by it under this Indenture; and

        (c)   the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money towards the payment of the Notes at maturity or the redemption date, as the case may be.

In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

        Notwithstanding the satisfaction and discharge of this Indenture, if money has been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the provisions of Section 8.06 and Section 8.09 will survive. In addition, nothing in this Section 8.08 will be deemed to discharge those provisions of Section 7.07 hereof, that, by their terms, survive the satisfaction and discharge of this Indenture.

  Section 8.09 Application of Trust Money

        Subject to the provisions of Section 8.06, all money deposited with the Trustee pursuant to Section 8.08 shall be held in trust and applied by it, in accordance with the provisions of the Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

        If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 8.08 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and any Guarantor's obligations under this Indenture and the Senior Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.08; provided that if the Company has made any payment of principal of, premium, if any, or interest on any Senior Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Senior Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

        Section 3.    Effectiveness; Operativeness

        This Supplemental Indenture (other than Sections 1 and 2 hereof) will become effective and binding upon the Issuer, the Guarantors, the Trustee and the Holders as of the date hereof and will not become operative unless and until validly tendered Securities are purchased pursuant to the Offer.

        Section 4.    Reference to and Effect on the Indenture

        (a)   On and after the effective date of this Supplemental Indenture, each reference in the Indenture to "this Indenture," "hereunder," "hereof," or "herein" shall mean and be a reference to the Indenture as supplemented by this Supplemental Indenture unless the context otherwise requires.

        (b)   Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

        Section 5.    Governing Law

        THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED AND CONSTRUED BY THE INTERNAL LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

        Section 6.    Defined Terms

        Unless otherwise indicated, capitalized terms used herein and not defined shall have the respective meanings given such terms in the Indenture.

        Section 7.    Trust Indenture Act Controls

        If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939, as amended (the "Act"), as in force at the date this First Supplemental Indenture is executed, the provision required by said Act shall control.

        Section 8.    Trustee Disclaimer

        The recitals contained in this Supplemental Indenture shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

        Section 9.    Counterparts and Method of Execution

        This Supplemental Indenture may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

        Section 10.    Titles

        Section titles are for descriptive purposes only and shall not control or alter the meaning of this Supplemental Indenture as set forth in the text.

        Section 11.    Severability

        In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

[Signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the day and year first above written.

VARSITY BRANDS, INC.
By:	Name: Title:

GUARANTORS:
VARSITY SPIRIT CORPORATION VARSITY SPIRIT FASHIONS & SUPPLIES VARSITY USA, INC. VARSITY/INTROPA TOURS, INC. INTERNATIONAL LOGOS, INC.
By:	Name: Title:

HSBC BANK USA, AS TRUSTEE
By:	Name: Title:

Schedule I

Schedule of Guarantors

VARSITY SPIRIT CORPORATION
VARSITY SPIRIT FASHIONS & SUPPLIES
VARSITY USA, INC.
VARSITY/INTROPA TOURS, INC.
INTERNATIONAL LOGOS, INC.

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  Exhibit 99.12
  Schedule I
Schedule of Guarantors